1933 Act File No. 333-[     ]
1940 Act File No. 811-22817

As filed with the Securities and Exchange Commission on March 26, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. [  ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. [  ]
(CHECK APPROPRIATE BOX OR BOXES)

MARKETSHARES ETF TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

4265 SAN FELIPE, SUITE 800
HOUSTON, TEXAS 77027
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(713) 993-4001

JOHN A. BLAISDELL
MARKETSHARES ETF TRUST
4265 SAN FELIPE, SUITE 800
HOUSTON, TEXAS 77027
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

GEORGE J. ZORNADA	STACY L. FULLER
K&L GATES LLP	K&L GATES LLP
ONE LINCOLN STREET	1601 K STREET NW
BOSTON, MASSACHUSETTS 02111-2950	WASHINGTON, DC 20006-1600

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

If appropriate, check the following box: [  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MARKETSHARES ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C of Form N-1A

Signature Page

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

MARKETSHARES ETF TRUST

Prospectus [                      ], 2013

Ticker Symbol
Salient MLP & Energy Infrastructure ETF	[ ]

Subject to completion, dated March 26, 2013

Shares of Salient MLP & Energy Infrastructure ETF are listed and traded on [NYSE Arca, Inc.] (the “Exchange”).

The Securities and Exchange Commission has not approved or disapproved this ETF or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Table of contents

ETF summary The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.	ETF details More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	Your account How to place an order to buy and sell shares, as well as information about the business policies and any distributions that may be paid.
[ ] Salient MLP & Energy Infrastructure ETF
[   ]  How the ETF is different
        from index funds

[   ]  How the ETF is different
        from mutual funds

[   ]  Investment objectives

[    ]  Principal investment
        strategies

[   ]  Investment techniques

[   ]  Principal investment risks

[   ]  Who’s who

[   ]  Financial highlights

[  ]  Buying and selling ETF shares in
       Creation Units

[   ]  Buying and selling shares on the
        secondary market

[   ]  Active investors and market timing

[   ]  Distribution and service plan

[   ]  Valuation of the ETF’s shares

[    ]  ETF website and disclosure of
         holdings

[   ]  Investments by other investment
        companies

[   ]  Dividends, taxation and account
        policies

For more information
See back cover

ETF summary

Salient MLP & Energy Infrastructure ETF

Investment objective

The investment objective of the Salient MLP & Energy Infrastructure ETF (the “ETF”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the ETF. You may also pay brokerage commissions on purchases and sales of the ETF’s shares, which are not reflected in the fee table or the example that follows.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	[ %]
Distribution and/or service (12b-1) fees1	0.00%
Other expenses2	[ %]
Total annual fund operating expenses2	[ %]
Less Management Fee Waiver/Reimbursement (Year 1) 3	[ %]
Net annual expenses	[ %]

1
Pursuant to a 12b-1 Distribution and Service Plan, the ETF may bear a 12b-1 fee not to exceed [0.25]% per annum of the ETF’s average daily net assets. However, no such fee is currently paid by the ETF, and the Board of Trustees has not currently approved the commencement of any payments under the plan.

2
“Other expenses” have been estimated for the ETF’s first year of operations and include the expenses associated with the ETF’s investment in its wholly-owned subsidiary, [Salient MLP & Energy Infrastructure ETF, Inc.] (the “Domestic Subsidiary”). Other expenses will in the future also reflect estimated deferred tax liability that may be incurred by the ETF’s Domestic Subsidiary. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Domestic Subsidiary will accrue deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Domestic Subsidiary’s accrued deferred tax liability, if any, will be reflected in the ETF’s net asset value per share. The Domestic Subsidiary’s deferred tax liability, if any, will depend upon the Domestic Subsidiary’s net investment income or loss, gains and losses on investments, and deductions and credits during a taxable year. This amount may vary greatly from year to year depending on the nature of the Domestic Subsidiary’s investment holdings, the performance of those investments and general market conditions. Actual deferred income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Domestic Subsidiary’s assets and other factors. The ETF has not commenced operations as of the date of this prospectus. It is not possible for the ETF to estimate its Domestic Subsidiary’s deferred income tax expense because the ETF cannot accurately predict the annualized net investment income or loss, gains and losses on investments, and deductions and credits on which such estimated expense would be based.

3
Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the ETF to the extent necessary to maintain the ETF’s total operating expenses at [    ]%, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with the ETF’s investment in its Domestic Subsidiary, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the ETF’s first year of operations. The expense limitation agreement expires on [    ], 2014, unless renewed by mutual agreement of the ETF and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor shall be permitted to recover expenses attributable to the ETF that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the ETF is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense example

This example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the ETF for the

Salient ETFs-3

time periods indicated. The example assumes a 5% average annual return. The example assumes ETF expenses will not change over the periods. Since the waivers and/or reimbursements shown in the fee table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the 3 year example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)
1 Year	$[ ]
3 Years	$[ ]

Portfolio turnover

The ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual ETF operating expenses or in the example, affect the ETF’s performance. Because the ETF has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal investment strategies

Under normal circumstances, the ETF seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies that trade on a U.S. or foreign exchange (“80% Policy”). The ETF will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The ETF also may invest in debt securities of MLPs and Energy Infrastructure Companies. The ETF may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The ETF is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded on a U.S. securities exchange and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The ETF will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The ETF may invest up to but not more than 25% of total assets into the Domestic Subsidiary, the ETF’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master limited partnerships.  The Domestic Subsidiary’s holdings, when aggregated with the ETF’s holdings, will result in

Salient ETFs-4

the ETF investing at least 80% of its net assets in securities listed on a U.S. or foreign securities exchange consistent with the 80% Policy. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

The ETF, both directly and indirectly through the Domestic Subsidiary, may invest up to 20% of its net assets in any combination of debt or hybrid securities, including convertible securities, and non-exchange traded equity securities, including privately offered securities. The ETF may invest in debt securities of any credit quality.

Principal investment risks

An investment in the ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The ETF’s principal risk factors are listed below. The ETF’s shares will go up and down in price, meaning that you could lose money by investing in the ETF. Many factors influence a fund’s performance. An investment in the ETF is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page [ ] of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the ETF invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the ETF itself is regulated. Such legislation or regulation could limit or preclude the ETF’s ability to achieve its investment objective.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the ETF’s investment activities will be successful or that the ETF’s shareholders will not suffer losses.

Concentration Risk

Under normal circumstances, the ETF concentrates its investments in the group of industries that comprise the energy infrastructure sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the ETF’s investment, whether in the form of debt or equity, in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories [(Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa))] by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or that the issuer’s equity shares will not fall in price.

Salient ETFs-5

Debt Securities

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Equity Securities Risk

Equity securities for MLPs and Energy Infrastructure Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the ETF has exposure.

High Yield Securities Risk

The ETF may invest in debt securities of any credit quality, including high yield securities and unrated securities of similar credit quality (commonly referred to as “junk bonds”). High yield securities present higher credit and liquidity risk and are considered speculative with regards to the issuer’s ability to continue making principal and interest payments.

Industry Specific Risk

The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the ETF invests are subject to risks specific to the industry they serve, including the following:

●	Exposure to the commodities markets may subject MLPs and Energy Infrastructure Companies to greater volatility;

●
The risk of drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments may affect the commodities markets as well as MLPs and Energy Infrastructure Companies;

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;

●	Slowdowns in new construction and acquisitions can limit growth potential;

●	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows;

●	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions;

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs;

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities;

●	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities; and

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Interest Rate Risk

Interest rate risk in general is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. The ETF may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

Salient ETFs-6

Liquidity Risk

Certain securities in which the ETF may invest, such as common units of master limited partnerships, may trade less frequently. Such securities’ prices may display erratic movements at times, make it more difficult for the ETF to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Advisor to dispose of such securities at a fair price at the time the Advisor believes it is desirable to do so. Holding these securities may restrict the ETF’s ability to take advantage of other market opportunities and adversely affect the ETF’s ability to make dividend distributions. The ETF will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the ETF’s portfolio managers make poor investment decisions, it will negatively affect the ETF’s investment performance.

Market Risk

Market risk is the risk that the markets on which the ETF’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the ETF may lose value, regardless of the individual results of the securities and other instruments in which the ETF invests.

Master Limited Partnership Risks

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New ETF Risk

The ETF is newly-formed. Accordingly, investors in the ETF bear the risk that the ETF may not be successful in implementing its investment strategy, which could result in the ETF being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The ETF is a non-diversified fund. Because the ETF may invest in securities of a smaller number of issuers, the ETF may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the ETF’s performance.

Premium-Discount Risk

The ETF’s shares may trade above or below their net asset value. The market prices of the ETF’s shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, the ETF’s shares on the Exchange. The trading price of the ETF’s shares may deviate significantly from their net asset value during periods of market volatility.

Secondary Market Trading Risk

Investors buying or selling the ETF’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the ETF’s shares.

Small and Mid-Capitalization Securities Risk

The ETF may invest its assets in the securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization securities. In addition, due to thin trading in some such investments, an investment in these securities may be more illiquid than that of securities of

Salient ETFs-7

larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Subsidiary Risk

By investing in the Domestic Subsidiary, the ETF is indirectly exposed to the risks associated with the Domestic Subsidiary’s investments. Master limited partnership investments held directly by the Domestic Subsidiary are generally similar to those that are permitted to be held by the ETF and are subject to the same risks that apply to similar investments if held directly by the ETF (see “Master Limited Partnership Risk” above). There can be no assurance that the investment objective of the Domestic Subsidiary will be achieved. The Domestic Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the ETF wholly owns and controls the Domestic Subsidiary, and the ETF and the Domestic Subsidiary are both managed by the Advisor, making it unlikely that the Domestic Subsidiary will take action contrary to the interests of the ETF and its shareholders. The Board has oversight responsibility for the investment activities of the ETF, including its investment in the Domestic Subsidiary, and the ETF’s role as sole shareholder of the Domestic Subsidiary. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the ETF. The aggregated holdings of the ETF and the Domestic Subsidiary will comply with the ETF’s 80% Policy.  Changes in the laws of the United States including tax laws and regulations could result in the inability of the ETF and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the ETF (see “Tax Risk” below).

Tax Risk

The ETF’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the ETF invests. If a master limited partnership were treated as a corporation for federal income tax purposes, such master limited partnership would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the ETF would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

In addition, the ETF faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the ETF or the MLPs and other portfolio companies in which the ETF invests. The federal, state, local and foreign tax consequences of an investment in ETF shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk of Domestic Subsidiary C Corporation. The ETF’s investment in the Domestic Subsidiary is expected to provide the ETF with additional exposure to master limited partnerships within the limitations of the federal tax requirements of Subchapter M. Although, as a RIC, dividends received by the ETF from this taxable Domestic Subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable Domestic Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the ETF on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the ETF’s daily net asset value in accordance with generally accepted accounting principles, the ETF will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the ETF’s net asset value.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the ETF or the Domestic Subsidiary, MLPs or Energy Infrastructure Companies in which the ETF invests. Any such changes could

Salient ETFs-8

negatively impact the ETF’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the ETF’s shareholders.

Trading Risk

Although the ETF’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the ETF’s shares on the Exchange may be halted.

Volatility Risk

The ETF may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the ETF’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Performance information

This section normally shows how the ETF’s total return has varied from year to year, along with a broad-based market index for reference. The ETF commenced operations on [    ], 2013. Because the ETF does not have a full year of performance as of the date of this prospectus, performance information is not available and has not been presented for the ETF.

Investment management

Investment advisor - Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”). Salient Capital is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”).

Portfolio management

Greg Reid – Portfolio Manager of the ETF since inception

Ted Gardner, CFA - Portfolio Manager of the ETF since inception

Purchase and sale of fund shares

The ETF issues and redeems the ETF’s shares on a continuous basis only in large blocks of shares, typically [50,000] shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual shares of the ETF may only be purchased and sold in secondary market transactions through brokers. Once created, individual shares of the ETF generally trade in the secondary market at market prices that change throughout the day. Market prices of the ETF’s shares may be greater or less than their net asset value.

The acquisition of the ETF’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940.

Taxes

The ETF’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

If you purchase the ETF’s shares through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the ETF and its related companies may pay the intermediary for the sale of the ETF’s shares and related services. These payments may create a conflict of

Salient ETFs-9

interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ETF over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Salient ETFs-10

Additional Information About the Salient MLP & Energy Infrastructure ETF

How is the ETF different from index ETFs?

Whereas index-based ETFs seek to replicate the holdings of a specified index, the ETF uses an actively managed investment strategy to meet its investment objective. This means that the Advisor has the discretion on a daily basis to choose securities for the ETF’s portfolio consistent with the ETF’s investment objective. The ETF is designed for investors who seek exposure to an actively managed portfolio of MLPs and Energy Infrastructure Companies.

How is the ETF different from mutual funds?

Redeemability

Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at net asset value typically calculated once at the end of the business day. The ETF’s shares, by contrast, cannot be purchased from or redeemed with the ETF except by or through APs (defined below), and then typically for cash and/or an in-kind basket of securities. In addition, the ETF issues and redeems shares on a continuous basis only in large blocks of shares, typically [50,000] shares, called “Creation Units.”

Exchange Listing

Unlike mutual fund shares, the ETF’s shares will be listed for trading on the Exchange. Investors can purchase and sell the ETF’s shares on the secondary market through a broker. Investors purchasing the ETF’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at net asset value, but at market prices that change throughout the day, based on the supply of, and demand for, the ETF’s shares and on changes in the prices of the ETF’s portfolio holdings. The market price of the ETF’s shares may differ from the net asset value of the ETF. The difference between market price of the ETF’s shares and the net asset value of the ETF is called a premium when the market price is above the reported net asset value and called a discount when the market price is below the reported net asset value, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment

Shares of the ETF have been designed to be relatively tax-efficient. Specifically, their in-kind redemption feature has been designed to protect ETF shareholders from adverse tax consequences applicable to funds as a result of cash transactions in the fund’s shares, including cash redemptions. Nevertheless, to the extent redemptions from the ETF is paid in cash—and at least a portion of most redemptions are expected to be paid in cash—the ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to generate the cash to satisfy the redemption. Because the ETF is actively managed, it may generate more taxable gains for shareholders than an index-based exchange-traded fund, particularly during the ETF’s growth stages when portfolio changes are more likely to be implemented by the Advisor rather than through the in-kind creation and redemption mechanism.

Transparency

The ETF’s portfolio holdings will be disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the ETF’s policies and procedures with respect to the disclosure of the ETF’s portfolio holdings is available in the SAI.

Salient ETFs-11

Premium/Discount Information

Information about the premiums and discounts at which the ETF’s shares have traded will be available at [website address].

Investment objective

The investment objective of the ETF is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Principal investment strategies

Under normal circumstances, the ETF seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies that trade on a U.S. or foreign securities exchange (“80% Policy”). The ETF will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The ETF may also invest in debt securities of MLPs and Energy Infrastructure Companies. The ETF may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The ETF is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The ETF will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The ETF may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into master limited partnerships by any ETF subsidiary.

The ETF may invest up to 20% of its net assets in debt and hybrid securities and non-exchange traded equity securities, including privately offered securities. In the case of debt securities, the ETF will only purchase such securities only if their original amount outstanding was at least $100 million for U.S. issuers or $200 million for foreign issuers. The ETF may invest in debt securities of any credit quality.

The ETF may invest up to but not more than 25% of total assets into the Domestic Subsidiary, the ETF’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master

Salient ETFs-12

limited partnerships. When aggregated with the Domestic Subsidiary’s holdings, the ETF’s investments will comply with the ETF’s 80% Policy. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation.

The ETF may invest up to but not more than 10% of total assets in any single issuer other than any wholly-owned subsidiary C corporation.

The ETF may invest up to 15% in unregistered and other illiquid securities that the Adviser deems to be sufficiently liquid to support the ETF’s arbitrage mechanism.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the ETF will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the ETF may not be required to sell securities due to subsequent changes in value, if such changes cause the ETF to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the ETF will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The ETF will invest primarily in companies whose headquarters or principal place of business is in North America, but the ETF may invest in companies whose headquarters or principal place of business is located anywhere in the world.

There can be no assurance that the ETF will achieve its objective.

The Board of Trustees (the “Board”) of the MarketShares ETF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the ETF, can change the ETF’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the ETF’s investment objective.

Salient ETFs-13

Additional Investment Techniques

Investment techniques

In addition to the principal investment strategies described above, the ETF may employ the following techniques in pursuing its investment objectives.

Temporary defensive investing

The ETF can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The ETF also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the ETF’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the ETF invests in these temporary investments in this manner, the ETF may not achieve its investment objective.

Principal Investment Risks

Below are descriptions of the main factors that may play a role in shaping the ETF’s overall risk profile. The following discussions relating to various principal risks associated with investing in the ETF are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the ETF. Your investment may be subject to the risks described below if you invest in the ETF, based on the risks identified for the ETF in the description above. For further details about the ETF’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the ETF’s Statement of Additional Information (the “SAI”).

An investment in the ETF is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The ETF’s shares will go up and down in price, meaning that you could lose money by investing in the ETF. Many factors influence a fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the ETF invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the ETF itself is regulated. Such legislation or regulation could limit or preclude the ETF’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the ETF’s portfolio holdings. Furthermore, volatile financial markets can expose the ETF to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the ETF.

The ETF’s principal risk factors are listed below. An investment in the ETF is not intended to constitute a complete investment program and should not be viewed as such.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the ETF’s investment activities will be successful or that the ETF’s shareholders will not suffer losses.

Concentration Risk

Under normal circumstances, the ETF concentrates its investments in the group of industries that comprise the energy and energy infrastructure sectors. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Salient ETFs-14

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the ETF’s investment, whether in the form of debt or equity, in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or that the issuer’s equity shares will not fall in price.

Debt Securities Risk

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Equity Securities Risk

Equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the ETF has exposure. The ETF may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

Foreign Securities Risk

The ETF may purchase the securities of companies whose headquarters or principal place of business is, or that are listed, outside of the U.S. Foreign investments are subject to the same risks as domestic investments and to additional risks, which include currency fluctuation, international trade, political, regulatory, and diplomatic risk. Foreign securities are also subject to the risk that their market price may not reflect the issuer’s true condition due to insufficient public information. Investments in the securities of foreign issuers may also be subject to foreign withholding and other taxes.

High Yield Securities Risk

The ETF may invest in debt securities of any credit quality, including high yield securities and unrated securities of similar credit quality (commonly referred to as “junk bonds”). High yield securities present higher credit and liquidity risk and are considered speculative with regards to the issuer’s ability to continue making principal and interest payments.

Industry Specific Risk

The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the ETF invests are subject to risks specific to the industry they serve, including the following:

●	Exposure to the commodities markets may subject MLPs and Energy Infrastructure Companies to greater volatility;

●
The risk of drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments may affect the commodities markets as well as MLPs and Energy Infrastructure Companies;

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;

●	Slowdowns in new construction and acquisitions can limit growth potential;

Salient ETFs-15

●	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows;

●	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions;

●	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs;

●	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities;

●	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities; and

●	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Interest Rate Risk

Interest rate risk in general is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are also susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. The ETF may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor. The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

Investment in Money Market Mutual Funds Risk

The ETF invests in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Liquidity Risk

Certain securities in which the ETF may invest, such as common units of master limited partnerships, may trade less frequently. Such securities’ prices may display erratic movements at times, make it more difficult for the ETF to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, make it difficult for the Advisor to dispose of such securities at a fair price at the time the Advisor believes it is desirable to do so. Holding these securities may restrict the ETF’s ability to take advantage of other market opportunities and adversely affect the ETF’s ability to make dividend distributions. The ETF will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the ETF’s portfolio managers make poor investment decisions, it will negatively affect the ETF’s investment performance.

Market Risk

Market risk is the risk that the markets on which the ETF’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the ETF may lose value, regardless of the individual results of the securities and other instruments in which the ETF invests.

Master Limited Partnership Risks

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the

Salient ETFs-16

partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New ETF Risk

The ETF is newly-formed. Accordingly, investors in the ETF bear the risk that the ETF may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the ETF being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The ETF is a non-diversified ETF. Because the ETF may invest in securities of a smaller number of issuers, the ETF may be more exposed to the risks associated with and developments affecting an individual issuer than an ETF or fund that invests more widely, which may, therefore, have a greater impact on the ETF’s performance.

Premium-Discount Risk

The ETF’s shares may trade above or below their net asset value. The net asset value of the ETF will generally fluctuate with changes in the market value of the ETF’s holdings. The market prices of the ETF’s shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the Exchange. The trading price of the ETF’s shares may deviate significantly from their net asset value during periods of market volatility. The Advisor cannot predict whether the ETF’s shares will trade below, at or above their net asset value. However, given that the ETF’s shares can be purchased and redeemed in large blocks of shares, called Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), and that the ETF’s portfolio holdings are fully disclosed on a daily basis, the Advisor believes that large discounts or premiums to the net asset value of the ETF’s shares should not be sustained, but that may not be the case.

Secondary Market Trading Risk

Investors buying or selling the ETF’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the ETF’s shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for the ETF’s shares (the “bid” price) and the price at which an investor is willing to sell the ETF’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for the ETF’s shares based on trading volume and market liquidity, and is generally lower if the ETF’s shares have more trading volume and market liquidity and higher if the ETF’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Small and Mid-Capitalization Securities Risk

The ETF may invest its assets in the securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization securities. In addition, due to thin trading in some such investments, an investment in these securities may be more illiquid than that of securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Subsidiary Risk

By investing in the Domestic Subsidiary, the ETF is indirectly exposed to the risks associated with the Domestic Subsidiary’s investments. Master limited partnership investments held by the Domestic Subsidiary are generally similar to those that are permitted to be held directly by the ETF and are subject to the same risks that apply to similar investments if held directly by the ETF (see “Master Limited Partnership Risk” above). There can be no assurance that the investment objective of the Domestic Subsidiary will be achieved. The Domestic Subsidiary is not

Salient ETFs-17

registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the ETF wholly owns and controls the Domestic Subsidiary, and the ETF and the Domestic Subsidiary are both managed by the Advisor, making it unlikely that the Domestic Subsidiary will take action contrary to the interests of the ETF and its shareholders. The Board has oversight responsibility for the investment activities of the ETF, including its investment in the Domestic Subsidiary, and the ETF’s role as sole shareholder of the Domestic Subsidiary. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the ETF. The aggregated holdings of the ETF and Domestic Subsidiary will comply with the 80% Policy. Changes in the laws of the United States including tax laws and regulations could result in the inability of the ETF and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the ETF (see “Tax Risk” below).

Tax Risk

The ETF’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the ETF invests. If a master limited partnership were treated as a corporation for federal income tax purposes, such master limited partnership would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the ETF would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

In addition, the ETF faces the risk that it could fail to qualify as a RIC under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the ETF or the MLPs and other portfolio companies in which the ETF invests. The federal, state, local and foreign tax consequences of an investment in the ETF’s shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk of Domestic Subsidiary C Corporation. The ETF’s investment in the Domestic Subsidiary is expected to provide the ETF with additional exposure to master limited partnerships within the limitations of the federal tax requirements of Subchapter M. Although, as a RIC, dividends received by the ETF from this taxable Domestic Subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable Domestic Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the ETF on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the ETF’s daily net asset value in accordance with generally accepted accounting principles, the ETF will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the ETF’s net asset value.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the ETF or the Energy Infrastructure Companies in which the ETF invests. Any such changes could negatively impact the ETF’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the ETF’s shareholders.

Trading Risk

Although the ETF’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in ETF’s shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in the ETF’s shares inadvisable. Further, trading in the ETF’s shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

Salient ETFs-18

Volatility Risk

The ETF may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the ETF’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the ETF may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Salient ETFs-19

Who’s who

The following are the names of the various entities involved with the ETF’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

The ETF is a series of MarketShares ETF Trust, a Delaware statutory trust (the “Trust”). The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust and the ETF.

Investment advisor

Manages the ETF’s day-to-day business and investment activities.

Salient Capital Advisors, LLC
4265 San Felipe, Suite 800
Houston, Texas 77027

The ETF’s investment advisor is Salient Capital Advisors, LLC (Salient Capital or Advisor), a Texas limited liability company. Subject to the overall authority of the Board, Salient Capital furnishes continuous investment supervision and management to the ETF and also furnishes office space, equipment, and management personnel to the ETF.

The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of [         ], 2013, the Advisor and its affiliates managed or advised assets of approximately $[        ],   including $[        ] billion in master limited partnerships and energy infrastructure companies.

The Advisor makes investment decisions using a series of security selection models, and implemented using proprietary trading and risk-management systems. The Advisor believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management.

Portfolio managers

The portfolio managers of the ETF are jointly and primarily responsible for overseeing the day-to-day management of the ETF, as well as setting the ETF’s overall investment strategy. Information regarding the portfolio managers of the ETF is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of ETF shares, and possible conflicts of interest, is available in the SAI.

Gregory A. Reid is President and CEO of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital Advisors, LLC, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital, LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III, CFA (Ted Gardner) serves as Portfolio Manager. Prior to joining Salient in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr.

Salient ETFs-20

Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Management fees

The ETF pays its Advisor management fees equal to an annual rate of [xx]% of the ETF’s average daily net assets. The basis for the Board’s approval of the ETF’s management fees, and of the investment advisory agreement overall, will be discussed in the ETF’s first shareholder report.

Additional information about the ETF’s expenses

The ETF’s annual operating expenses will likely vary throughout the period and from year to year. The ETF’s expenses for the current fiscal year may be higher than the expenses listed in the” Annual fund operating expenses” table, for some of the following reasons: (i) [a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints, if any, are not achieved]; [(ii)] a significant decrease in average net assets may result in an increase in the expense ratio because certain ETF expenses do not decrease as asset levels decrease; or [(iii)] fees may be incurred for extraordinary events such as ETF tax expenses.

The “Other Expenses” line item in the” Annual fund operating expenses” table consists of annual ETF operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the ETF’s administrator and custodian, and the indirect expenses associated with the ETF’s investments in its wholly-owned subsidiary, as applicable.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the ETF to the extent necessary to maintain the ETF’s total operating expenses at [xx]%, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with the ETF’s investments in its respective wholly-owned subsidiary, litigation and extraordinary expenses. The expense limitation agreement expires on [], 2014, unless renewed by mutual agreement of the ETF and its Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

The ETF’s Advisor is permitted to recover from the ETF expenses attributable to the ETF that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the ETF is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause the ETF to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Custodian

Holds the ETF’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the ETF’s net asset value.

[          ]

Principal underwriter

Distributes the ETF’s shares and enters into agreements with Authorized Participants (as defined below).

[           ]

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

[           ]

Financial highlights

Salient ETFs-21

This section normally details the financial performance of the ETF. Because ETF does not have a full year of performance as of the date of this prospectus, performance information is not available and has not been presented for the ETF.

Salient ETFs-22

Buying and selling ETF shares in Creation Units

The ETF’s shares will be issued or redeemed by the ETF at net asset value per share only in Creation Units of [50,000] shares, which are likely to cost over a million dollars. Creation Units are issued and redeemed for cash and/or in-kind for securities.

The ETF’s shares will trade on the secondary market, however, which is where most retail investors will buy and sell the ETF’s shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the ETF. APs may acquire the ETF’s shares directly from the ETF, and APs may tender their shares of the ETF for redemption directly to the ETF, at net asset value per share only in large blocks, or “Creation Units.” Purchases and redemptions directly with the ETF must follow the ETF’s procedures, which are described in the SAI.

Except when aggregated in Creation Units, the ETF’s shares are not redeemable with the ETF.

Buying and selling shares on the secondary market

Most investors will buy and sell the ETF’s shares in secondary market transactions through brokers and therefore must have a brokerage account to buy and sell the ETF’s shares. The ETF’s shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling the ETF’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which you buy or sell the ETF’s shares (i.e., the market price) may be more or less than the net asset value of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the ETF and no minimum number of the ETF’s shares you must buy.

Shares of the ETF will be listed on [NYSE Arca, Inc. (the Exchange)] under the symbol [xx]:

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling the ETF’s shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding shares of the ETF and is recognized as the owner of all the ETF’s shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of the ETF’s shares, you are not entitled to receive physical delivery of stock certificates or to have the ETF’s shares registered in your name, and you are not considered a registered owner of the ETF’s shares. Therefore, to exercise any right as an owner of the ETF’s shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of the ETF’s shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the ETF.

Salient ETFs-23

Share Trading Prices

The trading prices of the ETF’s shares may differ from the ETF’s daily net asset value and can be affected by market forces of supply and demand for the ETF’s shares, the prices of the ETF’s portfolio securities, economic conditions and other factors.

The Exchange [through the facilities of the Consolidated Tape Association] or another market information provider intends to disseminate the approximate value of the ETF’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the net asset value of the ETF because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETF is not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

Continuous Offering

The method by which Creation Units of the ETF’s shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of the ETF’s shares are issued and sold by the ETF on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the ETF’s shares directly to customers or if it chooses to couple the creation of a supply of new shares of the ETF with an active selling effort involving solicitation of secondary market demand for the ETF’s shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in the ETF’s shares, whether or not participating in the distribution of the ETF’s shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the ETF’s shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Active investors and market timing

The Board of Trustees has evaluated the risks of market timing activities by the ETF’s shareholders. The Board noted that the ETF’s shares can only be purchased and redeemed directly from the ETF in Creation Units by APs and that the vast majority of trading in the ETF’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the ETF, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the ETF’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the ETF, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the ETF and increased transaction costs, which could negatively impact the ETF’s ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that the ETF’s shares trade at or close to net asset value. The ETF also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the ETF imposes transaction fees on purchases and redemptions of the ETF’s shares to

Salient ETFs-24

cover the custodial and other costs incurred by the ETF in effecting trades [, and these fees may increase based upon the amount of cash involved in the transaction]. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the ETF’s shares.

Distribution and service plan

The ETF has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the ETF, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the ETF because they would be paid on an on-going basis.

Valuation of the ETF’s shares

The net asset value for the ETF is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the net asset value is not calculated and the ETF does not conduct purchase or redemption transactions of Creation Units. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

If you buy or sell the ETF’s shares on the secondary market, you will pay or receive the market price, which may be higher or lower than net asset value. Your transaction will be priced at net asset value only if you purchase or redeem your shares of the ETF in Creation Units.

Valuation of Portfolio Securities

Except as noted below, securities held by the ETF may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The ETF’s Advisor or administrator, as delegated by the Advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: The ETF may invest in securities primarily traded in the United States as well as foreign securities markets. The ETF utilizes fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the Advisor’s investment committee. This policy is designed to help ensure that the ETF’s net asset value per share appropriately reflects its investments’ values on the valuation date. If the ETF has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or

Salient ETFs-25

other days when the ETF does not price its shares, the net asset value of the ETF’s shares may change on days when shareholders will not be able to purchase or redeem the ETF’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the ETF’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the Advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the Advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that the ETF’s net asset value reflects the fair value of the ETF’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the ETF at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the ETF might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies:  The fair value of investments in non-registered and open-ended investment companies is based on the net asset value of that investment company in conformity with applicable accounting standards, so long as such fund’s net asset value is based on fair value reporting of its underlying securities.

ETF website and disclosure of portfolio holdings

The Trust maintains a website for the ETF at []. Among other things, this website includes this prospectus and the SAI, and will include the ETF’s holdings, the ETF’s last annual and semi-annual reports (when available), pricing information about the ETF’s shares trading on the Exchange, daily net asset value calculations and a historical comparison of the trading prices to net asset value.

Each day the ETF is open for business, the Trust publicly disseminates the ETF’s full portfolio holdings as of the close of the previous day through its website at []. A description of the Trust’s policies and procedures with respect to the disclosure of the ETF’s portfolio holdings is available in the ETF’s SAI.

Investments by other investment companies

The Trust and the ETF are part of the Salient family of funds and related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, the ETF’s shares are issued by a registered investment company and purchases of the ETF’s shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in shares of the ETF beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

Salient ETFs-26

Dividends, taxation and account policies

Dividends

The ETF typically declares and pays income dividends and capital gains, if any, at least annually.

It is expected that only a portion of the cash payments from the ETF’s investments will constitute investment company taxable income. The balance will be return of capital from such investments. The ETF cannot predict with respect to a given quarter how much of the ETF’s investment company taxable income will be included in the distribution we make for that quarter. However, we intend to pay to shareholders on an annual basis at least 90% of the ETF’s investment company taxable income. Distributions may also include cash received as return of capital from the ETF’s portfolio investments or return of the ETF’s investors’ capital. Provisions of the 1940 Act and rules thereunder require the ETF to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if capital was the source of a distribution, and the payment amounted to a return of capital, written notice to that effect would be provided. Nevertheless, shareholders who periodically receive distributions from the ETF may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the ETF’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Dividend reinvestments

Brokers may make available to their customers who own the ETF’s shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole shares of the ETF. Without this service, investors would receive their distributions in cash.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the ETF, whether reinvested or taken as cash, are generally considered taxable. Dividends from the ETF’s short-term capital gains are taxable as ordinary income. Dividends from the ETF’s long-term capital gains are taxable at a lower rate for shareholders other than corporations. Whether gains are short-term or long-term depends on the ETF’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Cost Basis Reporting

The ETF (or a service provider) will be required to report to the IRS, and furnish to ETF shareholders, detailed “cost basis” and “holding period” information for ETF shares acquired (“covered shares”) that are redeemed. If you redeem covered shares during any year, the ETF (or a service provider) will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all ETF shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the ETF’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing the ETF’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or

Salient ETFs-27

take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the ETF’s shares.

The risk in buying a dividend is that the ETF’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The ETF distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the ETF’s portfolio.

Returns of capital

If the ETF’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the ETF and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

An Authorized Participant that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares of the ETF you purchased or sold and at what price.

The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is available in the SAI.

Salient ETFs-28

For more information

Two documents are available that offer further information on the ETF:

Annual/Semiannual report to shareholders (when available)

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the ETF and includes a summary of the ETF’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI for the ETF has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report (when available), prospectus or SAI from Salient:

Online:      [website address]

By mail:    [MarketShares ETF Trust]
                    [address]

By phone: [               ]

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):     Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.

For access to the Reference Room call 1-800-732-0330.

SEC file number: 811-XXXXX

Salient ETFs-29

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

MARKETSHARES ETF TRUST

Statement of Additional Information

[           ], 2013

Ticker Symbol
Salient MLP & Energy Infrastructure ETF	[ ]

Subject to completion, dated March 26, 2013

[Address]

PHONE: [       ]

[                  ], 2013
[website]

Shares of the Salient MLP & Energy Infrastructure ETF will be listed and traded on [NYSE Arca, Inc.]

This SAI describes the Salient MLP & Energy Infrastructure ETF, a series of the MarketShares Trust (the “Trust”). The Trust is an open-end registered management investment company under the Investment Company Act. [Additional series may be added in the future.]

The ETF is an actively managed exchange-traded fund. Salient Capital Advisors, LLC (“SCA” or “Advisor”), serves as the investment adviser to the ETF. [     ] serves as the Distributor for the ETF.

Shares of the ETF are neither guaranteed nor insured by the U.S. Government.

This SAI, dated [            ], 2013, is not a prospectus. It should be read in conjunction with the ETF’s prospectus, dated [          ], 2013, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the prospectus, unless otherwise noted. A copy of the prospectus may be obtained without charge by writing to the Distributor, calling [        ] or visiting [     ]. An annual report for the ETF will be available in the same manner once the ETF has completed its first annual period.

TABLE OF CONTENTS

GLOSSARY	[ ]
ORGANIZATION OF MARKETSHARES ETF TRUST	[ ]
EXCHANGE LISTING AND TRADING	[ ]
DISCLOSURE OF PORTFOLIO HOLDINGS	[ ]
INTRADAY INDICATIVE VALUE	[ ]
INVESTMENT POLICIES AND RISKS	[ ]
INVESTMENT RESTRICTIONS	[ ]
PORTFOLIO TURNOVER	[ ]
THOSE RESPONSIBLE FOR MANAGEMENT	[ ]
PORTFOLIO MANAGERS	[ ]
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES	[ ]
DISTRIBUTION AGREEMENTS	[ ]
ADDITIONAL INFORMATION CONCERNING SHARES	[ ]
TRANSACTIONS IN CREATION UNITS	[ ]
NET ASSET VALUE	[ ]
ADDITIONAL INFORMATION CONCERNING TAXES	[ ]
PORTFOLIO BROKERAGE	[ ]
TRANSFER AGENT SERVICES	[ ]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[ ]
LEGAL MATTERS	[ ]
CUSTODY OF PORTFOLIO SECURITIES	[ ]
CODES OF ETHICS	[ ]
FINANCIALS	[ ]
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES	A-1
[APPENDIX B -	B-1]

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the net asset value (“NAV”) of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption), (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“Creation Unit” means an aggregation of [50,000] shares that the ETF issues and redeems on a continuous basis at NAV. Shares of the ETF will not be issued or redeemed except in Creation Units.

“DTC” means the Depository Trust Company.

“Exchange” means the [NYSE Arca, Inc.]

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the ETF.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“IIV” means an approximate per Share value of the ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange [through the facilities of the Consolidated Tape Association] or other information providers, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the ETF.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“NSCC” means the National Securities Clearing Corporation.

“Transaction Fees” are fees imposed to compensate the Trust for costs incurred in connection with transactions for Creation Units. The Transaction Fee is comprised of a flat (or standard) fee and [may/will] include a variable fee. For the Transaction Fees applicable to the ETF, see “Transaction Fees” in this SAI.

“Trust” means the MarketShares ETF Trust, a Delaware statutory trust.

ORGANIZATION OF MARKETSHARES ETF TRUST

The Trust was organized on November 8, 2011 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust presently has one series, the Salient MLP & Energy Infrastructure.

Salient Capital Advisors, LLC (“SCA”), a Texas limited liability company located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Salient MLP & Energy Infrastructure ETF.

SCA is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of [], 2013, the Advisor and its affiliates managed or advised assets of approximately $[      ] billion, including $[       ] billion invested in master limited partnerships and energy infrastructure companies.

[Salient MLP & Energy Infrastructure ETF, Inc.] (the “Domestic Subsidiary”) is a wholly-owned and controlled subsidiary of the ETF. The Domestic Subsidiary is a Delaware corporation and is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. The Board of the Trust serves as the board of directors of the Domestic Subsidiary.

The ETF’s fiscal year ends [December 31]. The ETF’s tax year ends [November 30]. The Domestic Subsidiary’s fiscal year ends [December 31] and its tax year ends [November 30].

EXCHANGE LISTING AND TRADING

Shares of the ETF will be listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for shares). As is the case of other securities traded on an exchange, when you buy or sell the ETF’s shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of the ETF’s shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the ETF will continue to be met. The Exchange may, but is not required to, remove the ETF’s shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the ETF, there are fewer than 50 beneficial owners of the ETF’s shares for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the ETF’s shares from listing and trading upon termination of the ETF.

The ETF is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the ETF’s shares or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the ETF to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETF.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETF’s portfolio securities. Under the policy, portfolio holdings of the ETF, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website []. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per Share value of the ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange [through the facilities of the Consolidated Tape Association], or by other information providers. The IIV is based on the current market value of the ETF’s Fund Deposit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time. The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETF is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RISKS

The principal strategies and risks of investing in the ETF are described in the prospectus. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of the ETF may be changed without shareholder approval.

Investment Strategies

Under normal circumstances, the ETF seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies that are listed on a U.S. securities exchange or a foreign securities exchange that is a member of the Intermarket Surveillance Group (ISG) (“80% Policy”). The ETF will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The ETF also may invest in debt securities of MLPs and Energy Infrastructure Companies. The ETF may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The ETF is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded on a U.S. securities exchange and are treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (“Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership. Master limited partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis.

Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

The master limited partnerships in which the ETF may directly or indirectly invest are currently classified as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the ETF further sub-categorizes these master limited partnerships into the following groups:

●
Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

●
MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

●
“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

●
“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

●
“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

●
Master limited partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these master limited partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

ISG:
Members of ISG cooperate to share certain information with one another.  The current members of ISG are (please visit www.isgportal.com for more recent and detailed information): ASX Limited, BATS-Z Exchange, Inc., BATS-Y Exchange, Inc., Bombay Stock Exchange LTD, Borsa Italiana, Boston Options Exchange, Bourse de Montreal, Bursa Malaysia, C2 Options Exchange, Cayman Islands Stock Exchange, CBOE Futures Exchange, LLC, Chicago Board of Trade, Chicago Board Options Exchange, Inc., Chicago Mercantile Exchange, Chicago Stock Exchange, Inc., EDGA Exchange, Inc., EDGX Exchange, Inc., Dubai Mercantile Exchange Limited, Eurex Frankfurt, AG, Euronext Amsterdam, NV, Financial Industry Regulatory Authority (FINRA), Frankfurt Stock Exchange, Hong Kong Exchanges & Clearing Ltd., ICE Futures U.S., Inc., ICE US OTC Commodity Markets LLC, International Securities Exchange, LLC, Investment Industry Regulatory Organization of Canada, Korea Exchange, LIFFE Administration and Management, London Stock Exchange, NASDAQ OMX, BX (Boston), NASDAQ OMX, Copenhagen A/S, NASDAQ OMX, Helsinki, Ltd., NASDAQ OMX, Iceland HF, NASDAQ OMX, PHLX (Philadelphia), NASDAQ OMX, Stockholm AB, The NASDAQ Stock Market LLC, National Stock Exchange, Inc. National Stock Exchange of India, New York Mercantile Exchange, Inc., North American Derivatives Exchange, NYSE MKT LLC, NYSE Arca, Inc., NYSE LIFFE, US, OneChicago, LLC, Osaka Securities Exchange Co., Ltd., Oslo Borse, Singapore Exchange, Ltd., and Tokyo Stock Exchange Regulation.

●	The ETF will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure Companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

●
The ETF may invest up to 20% of its net assets in debt and hybrid securities and non-exchange traded equity securities, including privately offered securities. In the case of debt securities, the ETF will only purchase such securities only if their original amount outstanding was at least $100 million for U.S. issuers or $200 million for foreign issuers. The ETF may invest in debt securities of any credit quality.

●
The ETF may invest up to but not more than 25% of total assets into the Domestic Subsidiary, the ETF’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master limited partnerships. When aggregated with the Domestic Subsidiary’s holdings, the ETF’s investments will comply with the 80% Policy. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation.

●	The ETF may invest up to but no more than 15% of its total assets in debt securities of Energy Infrastructure Companies.

●	The ETF may invest up to but no more than 10% of its total assets in any single issuer other than any wholly-owned subsidiary C corporation.

●	The ETF may invest up to 15% in unregistered and other illiquid securities that the Adviser deems to be sufficiently liquid to support the ETF’s arbitrage mechanism.

●
Although the ETF’s direct and indirect investments through the Domestic Subsidiary will, at all times, comply with its 80% Policy, the ETF may pursue the following non-principal strategies with its remaining net assets:

●
The ETF may engage in covered call writing for the purpose of generating realized gains, reducing the ETF’s ownership of certain securities, or generating additional income. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the ETF writes a call option on a security, the ETF has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the ETF writes a call option, an amount equal to the premium received by the ETF will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the ETF as realized gains from investments on the expiration date. If the ETF repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the ETF has realized a gain or loss. The ETF, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

●
The ETF may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the ETF’s portfolio, for example, against possible adverse changes in the market value of securities held in the portfolio. The ETF may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

Interest Rate Swaps. The ETF may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on any borrowings. Such interest rate swaps would principally be used to protect against higher costs on any borrowings resulting from increases in short-term interest rates. The majority of interest rate hedges would be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. The ETF may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the ETF may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the ETF’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the ETF purchases a stock outright; whereas with a short position, the ETF would sell a security that it does not own and must borrow to meet the ETF’s settlement obligations. The ETF will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the ETF replaces the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The ETF may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies. To a lesser extent, the ETF may use various other hedging and risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the ETF’s portfolio, or to otherwise protect the value of the ETF’s portfolio. The ETF may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

●
The ETF may invest a portion of its assets in shares of initial public offerings (“IPOs”), consistent with its investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the ETF for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the ETF may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the ETF will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the ETF may not be required to sell securities due to subsequent changes in value, if such changes cause the ETF to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the ETF will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The ETF will invest primarily in companies whose headquarters or principal place of business is in North America, but the ETF may invest in companies whose headquarters or principal place of business is located anywhere in the world.

The ETF may obtain leverage through borrowings in seeking its objective, although the ETF currently does not intend to do so. The ETF’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The ETF’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the ETF to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the ETF to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The ETF will borrow only if the value of the ETF’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the ETF should fail to meet this 300% coverage requirement, within three Business Days (not including Sundays and holidays), the ETF will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the ETF may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the ETF. The ETF also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

There can be no assurance that the ETF will achieve its objective.

The Board can change the ETF’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the ETF’s investment objective.

Segregation of assets

As an open-end investment company registered with the SEC, the ETF is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the ETF must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the ETF must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the ETF is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the ETF’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The ETF reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The ETF generally will use liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, any liquid asset segregated may not be used for other operational purposes, unless replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the ETF’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the ETF’s portfolio investments.

Temporary defensive investing

The ETF can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The ETF also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the ETF’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the ETF invests in these temporary investments in this manner, the ETF may not achieve its investment objective.

Portfolio

At any given time, the ETF’s portfolio will have some or all of the types of investments described below. The ETF may invest in the equity securities of master limited partnerships either directly or indirectly through the Domestic Subsidiary, it wholly-owned taxable subsidiary C corporation. A description of the ETF’s investment policies and restrictions and more information about the ETF’s portfolio investments are contained in this SAI and the prospectus.

Equity Securities of Master Limited Partnerships. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-shares, which represent an ownership interest issued by an MLP Affiliate. “MLP Affiliates” are affiliates of master limited partnerships substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

Common Units. Common units represent a master limited partnership limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. The ETF intends to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such master limited partnership, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as the ETF. The ETF may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as the ETF. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. The ETF will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the master limited partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

Equity Securities of Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Equity securities of Midstream Energy Infrastructure Companies and other Energy Infrastructure Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Infrastructure Companies generally convert according to set ratios into common shares and are, like preferred equity, entitled to a wide range of voting and other rights. Many of these securities are listed and traded on U.S. securities exchanges. The ETF intends to invest in equity securities of Midstream Energy Infrastructure Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Energy Infrastructure Companies. The ETF’s investments in the equity securities of private Midstream MLPs and private Midstream Energy Infrastructure Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP within approximately one to two years. The ETF expects that such companies will typically be partnerships structured like master limited partnerships. Fund investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Infrastructure Companies. The debt securities in which the ETF will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, the Advisor’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. The Advisor will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Advisor believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Investment Risks

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the ETF’s investment activities will be successful or that the ETF’s shareholders will not suffer losses.

Borrowing and Leverage

The ETF may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the ETF may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the ETF to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by the ETF may result in the ETF being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Advisor from managing the ETF’s portfolio in accordance with the ETF’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the ETF to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on the ETF’s NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. The ETF also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the ETF if the ETF (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the ETF’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The ETF’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The ETF may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Conflicts of Interest of the Advisor

Conflicts of interest may arise because the Advisor and its affiliates generally carry on substantial investment activities for other clients in which the ETF will have no interest. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the ETF. Any of their proprietary accounts and other customer accounts may compete with the ETF for specific trades. The Advisor or its affiliates may buy or sell securities for the ETF which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of the ETF. Situations may occur when the ETF could be disadvantaged because of the investment activities conducted by the Advisor or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the ETF and the other accounts, thereby limiting the size of the ETF’s position, or the difficulty of liquidating an investment for the ETF and the other accounts where the market cannot absorb the sale of the combined position.

The ETF’s investment opportunities may be limited by affiliations of the Advisor or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that the Advisor sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of the Advisor may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although the Advisor maintains procedures to ensure that any material non-public information available to certain of the Advisor’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the ETF could be precluded from investing in a company about which the Advisor has material non-public information.

The Advisor also manages other funds that have investment objectives and strategies that are similar to and/or overlap with those of the ETF (collectively, “Affiliated Funds”). In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may, at some time in the future, manage other investment funds with the same investment objective as the ETF. Investment decisions for the ETF are made independently from those of the Advisor’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Advisor or its affiliates, other than the Comparable Account[s] discussed below, seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by the Advisor in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Advisor and approved by the Board of Trustees. In some cases, this system may adversely affect the price or size of the position that the ETF may obtain. In other cases, however, the ETF’s ability to participate in volume transactions may produce better execution for the ETF.

[The Advisor serves as investment adviser to a registered mutual fund [and other registered funds] with investment programs that are substantially similar to that of the ETF (“Comparable Accounts”). The ETF may have a substantially similar investment portfolio as these Comparable Accounts, and the ETF's portfolio holdings, which will form the basis of the ETF's NAV on each Business Day, will be disclosed before the opening of trading that day. At the time of the ETF's disclosure of its portfolio holdings, the Comparable Accounts may have unexecuted portfolio transactions outstanding or be in the process of implementing changes to their portfolios. In order to prevent the disclosure of the ETF's portfolio from signaling or providing information to the market about upcoming transactions for the Comparable Accounts, the Advisor may, from time to time, delay implementing portfolio changes in a security for the ETF or delay allocating investment opportunities to the ETF until such time as the Comparable Accounts have completed their purchase or sale orders for that security. For example, if a purchase or sale of a security in the Comparable Accounts requires several days to implement, the ETF may be delayed in engaging in its purchase or sale of the same security until the last day that trading in the security is completed for the Comparable Accounts. However, if a purchase or sale of securities for Comparable Accounts is expected to be completed in a single trading day, the ETF and the Comparable Accounts would generally trade together. As a result, portfolio decisions may not be made for the ETF concurrently with the portfolio decision for the Comparable Accounts, notwithstanding that the ETF and the Comparable Accounts have substantially similar objectives, policies, strategies, and risks, or that an investment opportunity may be appropriate for both the ETF and the Comparable Accounts. By the time a portfolio decision is implemented for the ETF, the price for the security may be different than the price at the time the decision is made for the Comparable Accounts, and due to the Comparable Accounts’ transactions in the security or other market movements, the price for the security may be less favorable for the ETF.

The ETF and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Advisor controls. The Advisor will allocate private investment opportunities among its clients, including the ETF, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the ETF. The policies contemplate that the Advisor will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the ETF. In this regard, when applied to specified investment opportunities that would normally be suitable for the ETF, the allocation policies may result in certain Affiliated Funds having greater priority than the ETF to participate in such opportunities depending on the totality of the considerations, including, among other things, the ETF’s available capital for investment, its existing holdings, applicable tax and diversification standards to which the ETF may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to the Advisor is based on the value of the ETF’s assets, as periodically determined. A percentage of the ETF’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the ETF will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of the Advisor, the Board of Trustees, its Valuation Committee, the Advisor’s Valuation Committee, and a third-party valuation firm participate in the valuation of its securities. See “Net Asset Value.”

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the ETF, the ETF must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the ETF may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the ETF.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the ETF’s investment, whether in the form of debt or equity, in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or that the issuer’s equity shares will not fall in price.

Debt Obligations

Corporate bonds include debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Energy and Infrastructure Company Risk

Certain risks inherent in investing in energy and Energy Infrastructure Companies include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Infrastructure Companies.

Acquisition Risk. The ability of Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Infrastructure Company’s operations and financial condition.

The ETF expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition to their direct damage, acts of terror, war and regional tension could have significant adverse effects on the economy and financial and commodities markets.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks. An investment in master limited partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Equity Securities

The ETF, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives the ETF the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In addition, the ETF may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”)

The ETF, subject to its investment strategies and policies, may purchase other ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. A passively-managed ETF holds a portfolio of securities designed to track a particular market segment or index. The ETF could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

Exchange Traded Notes (“ETNs”)

The ETF may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the ETF’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The ETF’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investments

The ETF, subject to its investment strategies and policies, may invest in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Forwards, Futures, Swaps and Options

The ETF may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions and futures on broad-based stock indices and currencies outside of its 80% Policy. There can be no assurance that an instrument, if employed, will be successful.

The ETF may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the ETF’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the ETF’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the ETF holds. The ETF’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the ETF’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that an Advisor’s use of derivative instruments will be advantageous to the ETF.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

The ETF may invest in one or more of the types of derivatives described below. The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all swaps and security-based swaps to CFTC and SEC jurisdiction, respectively.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the ETF, have been excluded from regulation as a commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. The CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, the ETF’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the ETF’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the ETF’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the ETF must satisfy a marketing test, which requires, among other things, that the ETF not hold itself out as a vehicle for trading commodity interests.

The Advisor intends to comply with one of the two alternative limitations described above with respect to the ETF and claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the ETF.  The ETF therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Advisor’s ability to use derivatives as part of the ETF’s investment strategies. Although the Advisor expects to be able to execute the ETF’s strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the ETF are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the ETF may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Advisor or a subadvisor. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the ETF. To the extent the ETF engages in forward contracts to generate total return, the ETF will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the ETF may not be able to terminate a forward contract at a price and time that it desires. In such event, the ETF will remain subject to counterparty risk with respect to the forward contract, even if the ETF enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the ETF may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the ETF. In the event futures are used by the ETF for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the ETF would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the ETF will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the ETF may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or a subadvisor. Conversely, the ETF may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Advisor or a subadvisor. It is also possible that, when the ETF sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the ETF may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the ETF is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the ETF then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the ETF will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

The ETF may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the ETF has exposure through futures may go down in value, possibly sharply and unpredictably. This means the ETF may lose money.

With respect to futures contracts that are not contractually required to “cash-settle,” the ETF must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the ETF is permitted to designate cash or liquid assets in an amount equal to the ETF’s daily marked-to-market (net) obligation, if any (i.e., the ETF’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the ETF will have the ability to employ leverage to a greater extent than if the ETF were required to segregate assets equal to the full notional value of such contracts.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or a subadvisor, as applicable, may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the ETF intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the ETF would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the ETF has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the ETF will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the ETF has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The ETF may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

The ETF may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the ETF on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the ETF may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the ETF. Any gain or loss is then realized by the ETF on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The ETF may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the ETF, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the ETF, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The ETF may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the ETF is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the ETF pays the difference and realizes a loss. Similarly, the ETF may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the ETF realizes a gain, and if the purchase price exceeds the offsetting sale price, the ETF realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

The ETF may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the ETF’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by the ETF would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the ETF’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The ETF’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ETF) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the ETF’s investment exposure from one type of investment to another. For example, if the ETF agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the ETF’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the ETF’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the ETF. If a swap agreement calls for payments by the ETF, the ETF must be prepared to make such payments when due.

The ETF’s use of swap agreements may not be successful in furthering its investment objective, as the Advisor or a subadvisor, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the ETF will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the ETF by the Code may limit the ETF’s ability to use swap agreements. The ETF may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the ETF’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The ETF does not currently intend to, but could in the future enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed income securities and sovereign debt, as well as mortgage-backed securities. The ETF may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the ETF. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements that are contractually required to cash settle, the ETF sets aside liquid assets in an amount equal to the ETF’s daily marked-to-market net obligations under the contracts. For credit default swap agreements that are contractually required to physically settle, the ETF sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If the ETF is a buyer and no credit event occurs, the ETF’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the ETF may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when the ETF takes a long position, the counterparty may agree to pay the ETF the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the ETF may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the ETF on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the ETF on the notional amount. In other cases, when the ETF takes a short position, a counterparty may agree to pay the ETF the amount, if any, by which the notional amount of the equity swap would have decreased in value had the ETF sold a particular stock (or group of stocks) short, less the dividend expense that the ETF would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the ETF may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the ETF is contractually obligated to make. If the other party to an equity swap defaults, the ETF’s risk of loss consists of the net amount of payments that the ETF is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the ETF’s current obligations (or are otherwise covered as permitted by applicable law), the ETF and its Advisor or a subadvisor, as appropriate, believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that the ETF’s Advisor or a subadvisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the ETF may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

 Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the ETF could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the ETF enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the ETF may have to pay more money than it receives. Similarly, if the ETF enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the ETF may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the ETF will have contractual remedies pursuant to the agreements related to the transaction.

Combined Transactions

The ETF may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Advisor or a subadvisor, it is in the best interests of the ETF to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions Risk

The Advisor, from time to time, may employ various hedging techniques. The success of the ETF’s hedging strategy will be subject to the Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the ETF’s hedging strategy will also be subject to the Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor or a subadvisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the ETF from achieving the intended hedge or expose the ETF to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Yield Securities Risk

The ETF may invest in debt securities of any credit quality, including high yield securities and unrated securities of similar credit quality (commonly referred to as “junk bonds”). High yield securities present higher credit and liquidity risk and are considered speculative with regards to the issuer’s ability to continue making principal and interest payments.

Inflation Risks

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the ETF’s shares and Distributions declines.

Management Risk; Dependence on Key Personnel of the Advisor

The ETF’s portfolio is subject to management risk because it is actively managed. The Advisor applies investment techniques and risk analyses in making investment decisions for the ETF, but there can be no guarantee that they will produce the desired results.

The ETF depends upon its Advisor’s key personnel for its future success and upon the ETF’s access to certain individuals and investments. In particular, the ETF depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor the ETF’s investments. These individuals do not have long-term employment contracts with the Advisor, although they do have equity interests and other financial incentives to remain with the Advisor. The ETF also depends on the senior management of its Advisor. The departure of any of the ETF’s portfolio managers or the senior management of its Advisor could have a material adverse effect on the ETF’s ability to achieve its investment objective. In addition, the ETF can offer no assurance that the Advisor will remain its investment advisor or that the ETF will continue to have access to the Advisor’s industry contacts and deal flow.

Liquidity Risk

Certain securities in which the ETF may invest, such as common units of master limited partnerships, may trade less frequently. Such securities’ prices may display erratic movements at times, make it more difficult for the ETF to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Advisor to dispose of such securities at a fair price at the time the Advisor believes it is desirable to do so.  Holding these securities may restrict the ETF’s ability to take advantage of other market opportunities and adversely affect the ETF’s ability to make dividend distributions. The ETF will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Margin Deposits and Cover Requirements for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the ETF upon the purchase or sale of a futures contract. Initially, the ETF will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the ETF upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the ETF has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the ETF will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the ETF has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the ETF would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the ETF’s Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the ETF’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the ETF, and the ETF realizes a loss or gain.

When entering into a futures contract that must be cash settled, the ETF will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, the ETF will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the ETF may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the ETF.

Repurchase Agreements

The ETF may acquire securities subject to repurchase agreements. In a repurchase transaction, the ETF acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the ETF may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of the ETF’s net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the ETF’s limitations on investments in illiquid securities.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The ETF may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the ETF. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The ETF’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Risk of Owning Securities of Affiliates

From time to time, the ETF may “control” or may be an “affiliate” of one or more of the ETF’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the ETF would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities or any of the Advisor’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the ETF invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the ETF may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the ETF does not intend to treat any class of limited partner interests of MLPs that the ETF holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the ETF has an economic interest of sufficient size that otherwise gives the fund the de facto power to exercise a controlling influence over such MLP. The ETF believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the ETF owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the ETF would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The ETF or any portfolio company that it controls, and the ETF’s affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. There is no assurance that the ETF would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the ETF were allowed to engage in such a transaction that the terms would be more or as favorable to the ETF or any company that the ETF controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the ETF or on the type of investments that the ETF could make.

Securities Lending Risk

To any extent the ETF lends securities, borrowers of the ETF’s securities typically would provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the ETF’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the ETF may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

Securities of Other Investment Companies

The ETF may invest in shares of other investment companies, including other ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent the ETF invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Short Sales

The ETF may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the ETF sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the ETF owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the ETF must borrow the security to make delivery to the buyer. The ETF then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ETF. Until the security is replaced, the ETF is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the ETF also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The ETF will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the ETF replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The ETF will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until the ETF replaces a borrowed security in connection with a short sale, the ETF will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the ETF’s records will be marked to market daily. This may limit the ETF’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the ETF will be able to close out a short position at any particular time or at an acceptable price. During the time that the ETF is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the ETF is unable to borrow the same security from another lender. If that occurs, the ETF may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the ETF may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the ETF holds in long positions will decline at the same time that the market value of the securities the ETF has sold short increases, thereby increasing the ETF’s potential volatility. Short sales also involve other costs. The ETF must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the ETF may be required to pay a premium. The ETF also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the ETF resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the ETF may be required to pay in connection with the short sale.

In addition to the short sales discussed above, the ETF may make short sales “against the box,” a transaction in which the ETF enters into a short sale of a security that the ETF owns or has the right to obtain at no additional cost. The ETF does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the ETF effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the ETF closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

The ETF may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Small and Mid-Capitalization Securities Risk

The ETF may invest its assets in the securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization securities. In addition, due to thin trading in some such investments, an investment in these securities may be more illiquid than that of securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

U.S. Government Securities

U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the ETF. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a ETF’s ability to determine its NAV. The sale price of securities that are not readily marketable may be lower or higher than a ETF’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the ETF’s Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the ETF may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

INVESTMENT RESTRICTIONS

The ETF’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the ETF’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

When submitting an investment restriction change to the holders of the ETF’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the ETF vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter, if any; and (2) the vote of a majority of the outstanding voting securities of the Trust as a whole.

No other policy, including the ETF’s investment objective, is a fundamental policy.

Within the limits of the ETF’s fundamental policies, the ETF’s management has reserved freedom of action. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the ETF:

1.
Can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.
Will invest 25% or more of the value of its total assets in the securities of issuers in the energy and energy infrastructure industries; and the ETF cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the ETF may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the ETF invests in affiliated underlying registered investment companies, the ETF will treat the assets of the underlying registered investment companies as if held directly by the ETF. Further, if the ETF invests in unaffiliated underlying investment companies, the ETF will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

3.
Cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4.
Cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5.	Can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.
Cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The ETF will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As an additional policy, the ETF may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the ETF’s utilization thereof is wholly within the discretion of the Board. To the extent applicable to the investment activities of the ETF’s respective subsidiary, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the ETF.

With respect to these policies and other policies and investment restrictions described herein (except the ETF’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the ETF’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the ETF. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the ETF’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.

THOSE RESPONSIBLE FOR MANAGEMENT

The ETF’s operations are managed under the direction and oversight of the Board. The Board appoints officers of the Trust who are responsible for the ETF’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies managed by the Advisor and affiliates (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The information in the table is current as of [], 2013. The address of each Trustee and officer is c/o MarketShares ETF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Age**	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
John A. Blaisdell* Age: [51]	Trustee, (since 2011);	Member, Investment Committee of the Advisor (since 2002); Managing Director of Salient (since 2002).	[ ]	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure

Fund (investment company) since 2011; Salient Alternative Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010, Salient MF Trust (investment companies) (five funds) since 2012.

_______________
*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.
**	As of [ ], [2013]
Independent Trustees

Name and Age*	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
[ ] Age: [ ]	[ ]	[ ]	[ ]	[ ]
*	As of [ , [2013]]

Officers of the ETF Who Are Not Trustees

Name and Age*	Position(s) Held with Trust (Since)	Principal Occupation(s) During the Past 5 Years
[ ] Age: [ ]	[ ]	[ ]
*	As of [ [2013]]

Leadership Structure and Board of Trustees

[The Board monitors the level and quality of services, including commitments of service providers and the performance of the ETF’s Advisor. In addition, the Board oversees that processes are in place to assure the ETF’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Advisor’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

[           ], the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Trust. [     ] [serves as the Board’s Lead Independent Trustee]. As Chairman, [     ] presides at meetings of the Trustees and, as necessary, the Trust’s shareholders. Based on the specific characteristics of the ETF, including its size and investment focus, the Board has determined it appropriate that [     ] fulfill the role of Chairman. [Prior to each Board meeting, [     ] discusses and formulates with [     ], the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.]

As a registered investment company, the ETF is subject to a number of investment risks (described in the ETF’s prospectus and this SAI), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. The Advisor conducts the ETF’s operations and the Board administers an oversight function. The Board oversees the Advisor’s operations and the ETF’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the ETF’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the ETF’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Advisor. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Advisor and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

[     ]

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with the ETF’s independent registered public accounting firm, the Administrator, and the Trust’s officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the ETF’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to the ETF or Advisor. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under the ETF’s compliance program. [], each an Independent Trustee, constitute the Audit Committee.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Advisor and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Trust. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Trust’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the ETF’s compliance program and operations. [     ], each an Independent Trustee, constitute the Compliance Committee.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing the ETF’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor’s Valuation Committee (as defined below) of the ETF’s valuation policy and procedures. [     ] constitute the Board Valuation Committee.

In addition, the Board, for the ETF, has authorized the establishment of and delegation to the Advisor’s Valuation Committee, consisting of [     ], and additional officers of the Trust and representatives of the Advisor to serve as the Advisor’s Valuation Committee. The Advisor’s Valuation Committee is not a Board committee. The Advisor’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the ETF’s valuation determinations, and any information provided to the Advisor’s Valuation Committee by the Advisor or the Administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with the ETF’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend the Advisor’s Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Advisor’s Valuation Committee’s considerations.

Other Committee Information

In addition, the Advisor has established an Investment Committee, which is not a Board committee. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

Each of the above Board committees is expected to hold meetings in the current fiscal year. All actions taken by a committee of the Board are recorded and reported to the full Board at its next meeting following such actions.]

Trustees’ Holdings

The dollar range of equity securities of the ETF owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the ETF as of [ ], 2013 (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the ETF Complex as of [ ], 2013 (1)
Independent Trustees
[ ]	[ ]	[ ]
Trustees who are “Interested Persons”
John A. Blaisdell	None	[Over $100,000]

(1)
The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000. The ETF had not commenced operations as of the date of this SAI.

The total of equity securities of the ETF held directly or indirectly by all Trustees, Officers and members of any advisory board is approximately $0 as of [   ], 2013.

Independent Trustee Ownership of Securities

As of [   ], 2013, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisor or an entity controlling, controlled by or under common control with the Advisor (not including registered investment companies).

Compensation for Trustees

The ETF’s Independent Trustees are paid annual compensation for service on the Board and its Committees in an aggregate annual amount of $[    ]. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently [     ] Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Trust receive no compensation in such role.

The following table sets forth estimated compensation to be paid by the ETF to the Independent Trustees and officers during the ETF’s first full fiscal year after commencement of operations. The ETF has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the ETF		Total Compensation from the ETF and Fund Complex
[ ]	$	[--]	$	[--]

The Fund Complex consists of the ETF and [             ].

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts other than the ETF for which each portfolio manager to the ETF has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he manages.

Information is shown as of [          ], 2013. Asset amounts have been rounded.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets
Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Gregory A. Reid	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Frank “Ted” Gardner	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts other than the ETF for which each portfolio manager to the ETF has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of [    ], 2013. Asset amounts have been rounded.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets
Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Gregory A. Reid	--	--	[ ]	$[ ]	[ ]	$[ ]
Frank T. Gardner III	--	--	[ ]	$[ ]	[ ]	--

Ownership of ETF Shares

None of the portfolio managers listed in the above table beneficially owned any shares of the ETF as of the date of this SAI.

Compensation of the Portfolio Managers

Gregory A. Reid and Frank “Ted” Gardner are compensated by the Advisor through distributions in respect of profits interests in the Advisor, based on the amount of assets that they manage (including the ETF). Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees and any performance based incentive allocations applicable to those accounts. Some of the other accounts managed by Messrs. Gardner and Reid may have investment strategies that are similar to the ETF’s. However, the Advisor manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Conflicts of Interest of the Advisor

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the ETF, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as the ETF, or otherwise hold, purchase, or sell securities and other investments that are eligible to be held, purchased or sold by the ETF. Other accounts might also have different investment objectives or strategies than the ETF.

Knowledge and Timing of ETF Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the ETF. Because of their positions with the ETF, the portfolio managers know the size, timing and possible market impact of the ETF’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the ETF.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts. On occasion, an investment opportunity may be suitable for both the ETF and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the ETF and the other accounts to participate fully. Similarly, there could be limited opportunity to sell an investment held by the ETF and other accounts. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, [the ETF may not benefit from these policies when a portfolio trade is being implemented for the Comparable Account[s] at the same time and] there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of the ETF. See the Conflicts of Interest of the Advisor in the Investment Risks section above.

Performance Fees. A portfolio manager may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the ETF.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Investment Management Agreement

[Under a separate investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the ETF, the Advisor provides the ETF with ongoing investment guidance, policy direction and monitoring.

The Investment Management Agreement provides that the Advisor (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the ETF’s investment objective and policies; buy, retain and sell the ETF’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the ETF all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the ETF; and all other services required in connection with management of the ETF. The Advisor may, subject to Board approval and oversight, enter into a subadvisory agreement, pursuant to which a subadvisor would provide day-to-day investment management services with respect to such portions of the ETF’s assets as the Advisor in its discretion may determine from time to time. Provided that the ETF obtains the appropriate exemptive relief from the SEC, the ETF or its Advisor may enter into such subadvisory arrangements with subadvisors without first obtaining the approval of the ETF’s shareholders.

The Advisor, from its own resources, including profits from advisory fees received from the ETF, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the ETF’s shares.

The Investment Management Agreements became effective as of [         ], 2013 and remains in effect for an initial term until [], 2015.

After the initial term, the Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the ETF pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the ETF’s Trustees or the holders of a majority of the outstanding voting securities of the ETF.

A discussion of the factors considered by the Trustees in approving the ETF’s Investment Management Agreement will be included in the ETF’s first shareholder report.

The Investment Management Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the ETF, or by the ETF’s Advisor. The Investment Management Agreement will terminate automatically with respect to the ETF in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of an Advisor’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreement. A subadvisory agreement would terminate upon the termination of the Investment Management Agreement.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the ETF, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the ETF for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the ETF. The Investment Management Agreement also provides for indemnification by the ETF, to the fullest extent permitted by law, of its Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the ETF, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the ETF.

Securities held by the ETF also may be held by other funds or investment advisory clients for which the Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or a subadvisor for the ETF or for other funds or clients for which the Advisor or a subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or a subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.]

Administration Agreement

[[--]acts as Administrator and Transfer Agent to the ETF pursuant to an administration agreement. The Administrator provides the ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAV; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ETF under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ETF; the ETF reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ETF under the service agreement. The ETF may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.]

Proxy Voting

The ETF has delegated proxy voting responsibilities with respect to the ETF’s portfolio securities to the Advisor, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the ETF’s best economic interests.

The Advisor has adopted its own proxy voting policies and procedures for this purpose. A summary of these policies and procedures is included as Appendix A to this SAI. As a general principle, the Advisor will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Advisor shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

The ETF is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The ETF’s Form N-PX filing for the period ended June 30, [2013] will be available: (i) without charge, upon request, by calling 1-866-667-9228, or (ii) by visiting the SEC’s website at www.sec.gov.

Distribution Agreement

Under the Distribution Agreement with the Trust dated [         ], 2013, the ETF’s shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a prospectus to persons purchasing the ETF’s shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the ETF or which securities are to be purchased or sold by the ETF.

[--] (the “Distributor”), is the distributor (also known as the principal underwriter) of the shares of the ETF and is located at [address]. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with the Plan, the ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Advisor may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of the ETF’s shares. The Advisor may pay amounts to third parties for distribution or marketing services on behalf of the ETF.

The Plan was adopted in order to permit the implementation of the ETF’s method of distribution. No fees are currently paid by the ETF under the Plan, however; and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the ETF because they would be paid on an on-going basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the ETF, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the ETF unless such amendment is approved by a 1940 Act majority vote of the outstanding shares and by the ETF Trustees in the manner described above. A Plan is terminable with respect to the ETF at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on [], 2011 and has authorized capital of unlimited shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of the ETF, which has not commenced operations prior to the date of this SAI. The Board may designate additional series and classify the ETF’s shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of shares outstanding of the ETF may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All of the ETF’s shares are freely transferable. Shares of the ETF will not have preemptive rights or cumulative voting rights, and none of the ETF’s shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares of the ETF have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of the ETF’s shares constituting a Creation Unit or to specify that shares of the ETF may be individually redeemable. The Trust reserves the right to adjust the stock prices of the ETF’s shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the ETF’s property for all loss and expense of the ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares of the ETF at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Book Entry.”

DTC acts as Securities Depository for the ETF’s shares. Shares of the ETF are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the ETF’s shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the ETF’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of the ETF’s shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the ETF held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the ETF, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

The ETF’s distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all of the ETF’s shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the ETF as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the ETF’s shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares of the ETF, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to ETF’s shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

The ETF sells and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The ETF will not issue fractional Creation Units.

A Creation Unit is an aggregation of [50,000] shares. The Board may declare a split or a consolidation in the number of shares outstanding of the ETF or Trust, and make a corresponding change in the number of the ETF’s shares in a Creation Unit.

To purchase or redeem any Creation Units from the ETF, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net

Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of the ETF is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment (“Cash Value”), as determined by the Advisor to be in the best interest of the ETF. Because any securities of the Domestic Subsidiary cannot be transferred in-kind, they will be represented by cash in the Cash Component and not in the In-Kind Creation Basket.

The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the ETF. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the ETF pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.

[                   ], in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the ETF (based on information about the ETF’s portfolio at the end of the previous Business Day) (subject to amendment or correction).  [               ], through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.

The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the ETF until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Advisor are implemented for the ETF’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding. The ETF reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Cash in lieu.  The ETF may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. The ETF may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process, as would be the case for securities of the Domestic Subsidiary. Similarly, the ETF may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. The ETF will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the

In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the Securities Act of 1933 (“1933 Act”). All orders involving cash in lieu are considered to be “custom orders.”

Order Cut-Off Time.  For an order involving a Creation Unit to be effectuated at the ETF’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Order Cut-Off Time for creation and redemption orders for the ETF is generally expected to be 4:00 p.m. Eastern time for In-Kind Creation and Redemption Baskets, and 2:00 p.m. Eastern time for Cash Value transactions. Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the ETF’s NAV on that Business Day.

In all cases, cash and securities should be transferred to the ETF by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date for cash and the third Business Day following the Transmittal Date for securities. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  [Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”).] Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the ETF may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through [the Federal Reserve System (for government securities) or through DTC (for corporate securities)].

Orders Using Clearing Process.  In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of [corporate] securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of [government] securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current

In-Kind Creation Basket and Cash Component. [Except as provided in Appendix B,] the delivery of Creation Units so created will occur no later than the third Business Day following the day on which the order is deemed received by the Distributor. Authorized Participants that submit a canceled order will be liable to the ETF for any losses resulting therefrom.

[Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Advisor and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the ETF to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the ETF, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to the ETF, immediately available or same day funds in U.S. dollars estimated by the ETF to be sufficient to pay the Cash Component and Transaction Fee.]

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares, would own 80% or more of the currently outstanding shares of the ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust, the ETF or the Advisor, have an adverse effect on the Trust, the ETF or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Advisor make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The ETF, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure too give any such notification.

Issuance of a Creation Unit.  Once the ETF has accepted a creation order, upon next determination of the ETF’s NAV, the ETF will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the ETF obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. [Except as provided in Appendix B], the delivery of Creation Units will generally occur no later than the third Business Day following the Transmittal Date for securities.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

[With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to the ETF’s account at the applicable sub-custodian(s), the Distributor and the advisor shall be notified of such delivery, and the ETF will issue and cause the delivery of the Creation Unit.]

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least [105]% of the market value, as adjusted from time to time by the Advisor, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least  [105]% (as adjusted by the Advisor) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or

Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors will be required to pay to the Trust a Transaction Fee as follows:

Standard Transaction Fee			Variable Charge
$	[ ]	*	Up to [2.0]%

*  The Transaction Fee may be higher for transactions outside the Clearing Process.

The Standard Transaction Fee (of $[   ]) applies to in-kind purchases of the ETF effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee [of up to four times the standard fee] may apply to creation and redemption transactions that occur outside the Clearing Process, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to [2.0]% in addition to the standard Transaction Fee. [With cash received from the variable charge, the Advisor will purchase the necessary securities for the ETF’s portfolio and return any unused portion thereof to the investor.]

The Advisor, subject to the approval of the Board, may adjust the Transaction Fee from time to time. The Standard Creation/Redemption Transaction Fee is based, in part, on the number of holdings in the ETF’s portfolio and may be adjusted on a quarterly basis if the number of holdings increase. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

Cash Purchase Method.  When cash purchases of Creation Units are available or specified for the ETF, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees.

Redeeming Creation Units

Fund Redemptions.  The ETF’s shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the ETF through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit. Because securities of the Domestic Subsidiary cannot be transferred in kind, however, any short positions in the ETF’s portfolio will be represented by cash in the Cash Redemption Amount and not in the In-Kind Redemption Basket.

There can be no assurance that there will be sufficient liquidity in shares of the ETF in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the ETF pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the ETF.

If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be made available at or about the same time as the In-Kind Creation Basket by [          ]. Otherwise, the In-Kind Creation Basket posted on NSCC may be assumed to be the In-Kind Redemption Basket.  The ETF reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.

In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the [            ] ETF will be subject to a variable charge, as explained above. [       ] will publish, on a daily basis, information about the Cash Value of a Creation Unit.

From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for the ETF’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the ETF’s shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Cash in lieu.  The ETF may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. The ETF may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process, as would be the case for securities of the Domestic Subsidiary. Similarly, the ETF may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. The ETF will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transaction that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.”

Placement of Redemption Orders. Redemptions must be placed to the [Transfer Agent] through an Authorized Participant. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.

An Authorized Participant submitting a redemption order is deemed to represent to the ETF that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the ETF. The ETF reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the ETF. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the ETF.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the ETF, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of the ETF’s shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Advisor and the Custodian. The Custodian will then provide information of the redemption to the ETF’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the ETF’s accounts at the applicable local sub-custodian(s).

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of shares of the ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF’s shares are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem the ETF’s shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the ETF may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of their shares of the ETF based on the NAV of shares of the ETF next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).

The ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of the ETF’s shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the ETF’s shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Delivery of Redemption Basket.  Once the ETF has accepted a redemption order, upon next determination of the ETF’s NAV, the ETF will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee.  A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and

Transaction Fee will be effected through DTC. The Authorized Participant or the investor on whose behalf it is acting, will be recorded on the book-entry system of the DTC.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method.  When cash redemptions of Creation Units are available or specified for the ETF, they will be effected in essentially the same manner as in kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees.

Settlement of Foreign Securities and Regular Foreign Holidays

The ETF generally intends to effect deliveries of Creation Units and portfolio securities on a basis of the Transmittal Date (“T”) plus three Business Days (i.e., days on which the national securities exchange is open) (“T+3”). The ETF may effect deliveries of Creation Units and portfolio securities on a basis other than T + 3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, the Settlement Date may be up to 14 calendar days after the Transmittal Date in certain circumstances.

The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

Because the ETF’s portfolio securities may trade on days that the ETF’s Exchange is closed or on days that are not Business Days for the ETF, Authorized Participants may not be able to redeem their shares of the ETF, or to purchase and sell the ETF’s shares on the Exchange, on days when the NAV of the ETF could be significantly affected by events in the relevant non-U.S. markets.

A schedule of regular foreign holidays applicable to the ETF is included in Appendix B.

NET ASSET VALUE

Securities are valued by various methods which are generally described below. As noted in the prospectus, the ETF’s portfolio securities also may be fair valued by the respective Advisor’s Valuation Committee in certain instances.

Valuation of Portfolio Securities
Except as noted below, securities held by the ETF may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The Advisor or Administrator, as delegated by the advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities:  Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded OTC (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. If there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the quotations as provided by two or more market makers (if available). If quotations from market makers are not available, the Advisor’s Valuation Committee will determine the fair value in good faith using information available at such time. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost. If on the valuation date the primary exchange is closed, the prior day price will be used.

Exchange-Traded Options Contracts:  Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, from an exchange on which the option is listed. If no such bid/ask price is reported by such exchange, such instruments shall be valued at the last reported sales price on the valuation date. If no such sales price is reported, the Advisor’s Valuation Committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options:    Option contracts on securities, currencies and other financial instruments traded in the OTC market shall generally be valued using the midpoint of the closing bid/offer quotations published by an approved pricing vendor. If a quotation is not available from an approved pricing vendor, the price will be obtained from a broker (typically the counterparty to the option) on the valuation date. If no such bid/ask price is reported, such instruments shall be valued at the last sales price on the valuation date.  If no such sales price is reported, the Advisor's Valuation Committee will determine the fair value of such options in good faith using information that is available at such time.

Futures:  Exchange-traded futures are valued at the last trade on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps:  Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts:  Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations:  U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges:  The ETF may invest in securities primarily traded in the United States as well as foreign securities markets. The ETF utilizes fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the advisor’s investment committee. This policy is designed to help ensure that the ETF’s NAV per share appropriately reflects its investments’ values on the valuation date.  If the ETF has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the ETF does not price its shares, the NAV of the ETF’s shares may change on days when shareholders will not be able to purchase or redeem the ETF’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities:   If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the ETF’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that the ETF’s NAV reflects the fair value of the ETF’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the ETF at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the ETF might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

[Investments in unregistered and open-ended investment companies:  The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.]

ADDITIONAL INFORMATION CONCERNING TAXES

This section and the discussion in the ETF’s prospectus (see “Tax Matters”) provide a general summary of the material federal income tax consequences to the persons who purchase, own and dispose of the ETF’s securities. It does not address all federal income tax consequences that may apply to an investment in the ETF’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the ETF’s securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the ETF’s securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the ETF’s securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the ETF’s securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds the ETF’s shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding the ETF’s shares should consult its tax advisers with respect to the purchase, ownership and disposition of the ETF’s shares. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the ETF

The ETF intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under Subchapter M of the Code. As long as the ETF qualifies, it (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to its shareholders. In order to qualify as a RIC for federal income tax purposes, the ETF must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the ETF from RIC tax treatment for the entire year. However, in certain situations the ETF may be able to remain qualified if it takes corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter in which a failure is discovered if the failure is de minimis and certain other requirements are met.

The Income Test. At least 90% of the ETF’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the ETF’s business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the ETF holds interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as

“qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. The ETF must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the ETF’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the ETF’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the ETF controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The ETF refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. The ETF’s deduction for dividends paid to its shareholders during the taxable year must equal or exceed 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the ETF’s net tax-exempt interest, if any (the excess of the ETF’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the ETF may elect to treat as paid on the last day of the fiscal year all or part of any dividends that it declares after the end of its taxable year. Such dividends must be declared before the due date for filing the ETF’s tax return, including any extensions. The ETF intends to distribute at least annually substantially all of such income. The ETF refers to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the ETF must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of the ETF’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on [[], the last day of the ETF’s taxable year (which the ETF intends to elect to use for this purpose)], and (iii) certain undistributed amounts from previous years on which the ETF paid no federal income tax. The ETF refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the ETF intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the ETF’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the ETF will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

The ETF may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the ETF holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the ETF must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the ETF in the same taxable year. Because any original issue discount accrued will be included in the ETF’s investment company taxable income for the year of accrual, the ETF may be required to make a Distribution to its shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the ETF will not have received any corresponding cash amount.

Although the ETF presently does not intend to do so, it is authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the ETF is not permitted to make Distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Investment Risks – Borrowing and Leverage.” Moreover, the ETF’s ability to dispose of assets to meet its Distribution requirements may be limited by other requirements relating to their status as RICs, including the Diversification Tests. If the ETF disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the ETF may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the ETF fails to qualify as a RIC, the ETF would incur regular corporate income tax on its taxable income and net capital gain for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the ETF to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the ETF. Compliance with the RIC

90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor (and the subadvisors, as applicable) and it is intended that the ETF will comply with the requirements for qualification as a regulated investment company.

The remainder of this discussion assumes that the ETF will qualify as a RIC and has satisfied the Annual Distribution Requirement.

Special Considerations

In order to increase its investments in master limited partnerships, the ETF may invest in one or more taxable subsidiary C corporations that invest in different master limited partnerships than those in which the ETF invests directly. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the ETF invests may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to RICs. As a result, the ETF may form one or more wholly-owned taxable subsidiaries to make and hold certain investments in accordance with its investment objective.

Although, as a RIC, dividends received by the ETF from any such taxable subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the ETF on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the ETF’s daily NAV in accordance with generally accepted accounting principles, the ETF will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the ETF’s NAV. Any taxes incurred may differ from the amounts accrued. This can be a benefit or detriment to investors in subsequent periods when any such amounts are actually due.

Taxation of the ETF’s Investments

Certain of the ETF’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the ETF to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The ETF intends to monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

The ETF intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The ETF expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the ETF from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the ETF invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for federal income tax purposes, the income derived by the ETF from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the ETF’s status as a RIC.

The master limited partnerships in which the ETF intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the ETF from a master limited partnership may not correspond to the amount of income allocated to it by the master limited partnership in any given taxable year. If the amount of income allocated by a master limited partnership to the ETF exceeds the amount of cash received by the ETF from such master limited partnership, the ETF may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the ETF may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The ETF may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which the ETF invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the ETF from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the ETF’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the ETF will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which the ETF invests are treated as partnerships for U.S. federal income tax purposes, the effect on the ETF will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, the ETF’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to the ETF of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to the ETF. The ETF intends to monitor its investments in Canadian income trusts to prevent its disqualification as a RIC.

Income received by the ETF with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the ETF’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the ETF in certain “passive foreign investment companies” (“PFIC”) could subject the ETF to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the ETF to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the ETF accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the ETF actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

For United States federal income tax purposes, distributions paid out of the ETF’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the ETF to individual taxpayers are taxed at rates applicable to net long-term capital gains at a maximum rate of 15% (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the ETF itself. There can be no assurance as to what portion of the ETF’s dividend distributions will qualify as qualified dividend income.

Shareholders receiving any distribution from the ETF in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held ETF shares. A distribution of an amount in excess of the ETF’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the ETF owned for one year or less will be taxable as ordinary income.

The ETF may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the ETF on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year as well as certain capital gain distributions (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly).

Any loss realized upon the sale or exchange of ETF shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of ETF shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the ETF (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the ETF’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the ETF’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the ETF’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the ETF’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the ETF may be “spilled back” and treated as paid by the ETF (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The ETF will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

If a shareholder realizes a loss on disposition of ETF shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8% percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends paid by the ETF will constitute investment income of the type subject to this tax.

The ETF generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the ETF with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the ETF that he or she is a United States person and is not subject to such withholding. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next section. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Taxation of Non-U.S. Shareholders

Whether an investment in the ETF’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the ETF’s shares by a non-U.S. shareholder may have adverse tax consequences because non-U.S.

source income and, in certain circumstances, U.S.-source interest income and certain short-term capital gains that generally would not be subject to U.S. tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in the ETF’s shares.

Distributions of the ETF’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the ETF’s current and accumulated earnings and profits.  However, distributions that are designated as "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years of the ETF beginning before January 1, 2014.  In addition, withholding will not apply to Distributions that are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. Instead, such Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the ETF will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the ETF’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of the ETF’s shares will be subject to federal income tax if the ETF is or has been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells the ETF’s shares and such shareholder held more than 5% of the ETF’s shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the ETF distributes its net capital gains in the form of deemed rather than actual distributions (which the ETF may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the ETF pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of the ETF’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder can have all cash Distributions automatically reinvested in additional shares. If the Distribution is a distribution of the ETF’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of the ETF’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the ETF’s shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides the ETF or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the ETF will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the ETF or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the ETF or other withholding agent regarding its U.S. owners, if any.  Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance.  A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.  A non-U.S. entity that invests in the ETF will need to provide the ETF with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the ETF.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

It is the policy of the Trust to obtain the best execution of the ETF’s investment portfolio transactions, if any, taking into account certain factors as set forth below. Portfolio changes may be implemented through in-kind transactions for Creation Units, however, the Advisor may execute brokerage transactions for the ETF and the ETF may incur brokerage commissions, particularly during the early stages of the ETF’s development or in the case of transactions involving realized losses. Also, the ETF may accept cash as all or part of an In-Kind Creation or Redemption Basket, in which case the Advisor may need to execute brokerage transactions for the ETF.

The ETF contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions may be conducted through affiliates of the Advisor. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for the ETF will not be effected on a principal basis with the Advisor, any of its affiliates, or other affiliates of the ETF (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the ETF. These transactions would be effected in accordance with procedures adopted by the ETF pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the ETF in connection with the sale of securities to or by the ETF, the Advisor or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.

The ETF will bear any commissions or spreads in connection with the ETF’s portfolio transactions. In placing orders, it is the policy of the ETF to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the ETF will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Advisor seeks to obtain the best overall terms available for the ETF. In assessing the best overall terms available for any transaction, the Advisor considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Advisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Allocation of Trades by the Advisor. The Advisor manages a number of accounts other than the ETF. Although investment determinations for the ETF will be made by the Advisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the ETF by the Advisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the ETF and other accounts. In such circumstances, the Advisor may determine that orders for the purchase or sale of the same security for the ETF and one or more other accounts should be combined, [although it may not in the case of trades for the ETF and Comparable Account[s]] [See the Conflict of Interest of the Advisor under the Investment Risks section above]. In this event the transactions will be priced and allocated in a manner deemed by the Advisor to be equitable and in the best interests of the ETF and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the ETF believes that its participation in such transactions on balance will produce better overall results for the ETF.

Affiliated Underwriting Transactions by the Advisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the ETF may purchase securities that are offered in underwritings in which an affiliate of the Advisor participates. These procedures prohibit the ETF from directly or indirectly benefiting an Advisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the ETF could purchase.

TRANSFER AGENT SERVICES

[--] located at [address], is the transfer and dividend paying agent for the ETF.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[--], an independent registered public accounting firm, has been appointed as the independent registered public accounting firm for the ETF. [Address].

LEGAL MATTERS

K&L Gates LLP, located at One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the ETF and also serves as legal counsel to the Independent Trustees.

CUSTODY OF PORTFOLIO SECURITIES

[--] (the “Custodian”) serves as custodian for the ETF. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the ETF, holds and transfers portfolio securities on account of the ETF, accepts receipts and makes disbursements of money on behalf of the ETF, collects and receives all income and other payments and distributions on account of the ETF’s securities. The ETF also may enter into principal transactions with one or more affiliates of the Custodian.

CODES OF ETHICS

Each of the Trust and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the ETF and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the ETF (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Advisor’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

FINANCIALS

[report of independent registered public accounting firm, seed audit and notes to financials]

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

Salient Capital Advisors, LLC (“SCA”)

Summary of Proxy Voting Policies

SCA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

●	SCA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.
●	SCA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.
●	SCA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.
●
SCA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

●
SCA generally votes for proposals to increase share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

●
Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, SCA, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

●	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.
●	SCA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
●	anticipated financial and operating benefits;
●	offer price (cost vs. premium);
●	prospects of the combined companies,
●	how the deal was negotiated; and
●	changes in corporate governance and their impact on shareholder rights.
●
SCA generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment

A-1

Appendix B
[Foreign holidays, if necessary, to come.]

A-2

PART C.  OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of the Registrant, dated as of November 9, 2011, filed herewith.

	(2)	Trust Instrument of the Registrant, to be filed by amendment.

(b)		Bylaws of the Registrant, to be filed by amendment.

(c)		Not applicable.

(d)		Investment Management Agreement between the Registrant, on behalf of its series MarketShares MLP & Energy Infrastructure ETF, and Salient Capital Advisors, LLC (“SCA”), to be filed by amendment.

(e)		Distribution Agreement, to be filed by amendment.

(f)		Not applicable.

(g)		Custody Agreement, to be filed by amendment.

(h)	(1)	Administration Agreement, to be filed by amendment.

	(2)	Expense Limitation Agreement between the Registrant, on behalf of its series MarketShares MLP & Energy Infrastructure ETF, and SCA, to be filed by amendment.

(i)		Opinion and consent of counsel, to be filed by amendment.

(j)	(1)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)		Not applicable.

(l)		Agreement for providing initial capital, to be filed by amendment.

(m)		Rule 12b-1 Plan of MarketShares MPL & Energy Infrastructure ETF, to be filed by amendment.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics of MarketShares ETF Trust, to be filed by amendment.

	(2)	Code of Ethics of the Distributor, to be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with Registrant

[Salient MLP + Energy Infrastructure ETF, Inc. (Controlled by Salient MLP & Energy Infrastructure ETF).]

Item 30.	Indemnification

[The Registrant's Trust Instrument, to be filed by subsequent amendment, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers,

employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances), in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person.  To the extent required by the Investment Company Act of 1940 (the “1940 Act”), but only to such extent, no indemnification shall be provided to a Covered Person.

The Registrant’s By-Laws and Distribution Agreement, to be filed by amendment, contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Registrant’s Investment Management Agreements with SCA, to be filed by amendment, contain provisions limiting the liability, and providing for indemnification, of the respective advisor and its personnel under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]

Item 31.	Business and Other Connections of Investment Advisor

Salient Capital Advisors, LLC (“SCA”), is a Texas limited liability company that offers investment management services and is a registered investment advisor.  SCA is the investment advisor to the Salient MLP & Energy Infrastructure ETF.  SCA’s offices are located at 4265 San Felipe, Suite 800, Houston, Texas 77027.  Information as to the officers and directors of SCA is included in its current Form ADV (File No. 801-71482) filed with the Securities and Exchange Commission.

Item 32.	Principal Underwriter

(a)           [    ], Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

[          ]
(b)           The following are the Officers and Managers of [   ], the Registrant’s underwriter.  Their main business address is [    ].
Name	Address	Position with Underwriter	Position with Registrant

(c)           Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) SCA, (3) the Registrant’s custodian, and (4) the Registrant’s administrator.

1.	MarketShares ETF Trust 4265 San Felipe, Suite 800 Houston, TX 77024

2.	Salient Capital Advisors, LLC 4265 San Felipe, Suite 800 Houston, TX 77024

3.	[ ]

4.	[ ]

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston and the State of Texas, on the 25th day of March 2013.

MARKETSHARES ETF TRUST

By:	/s/ John A. Blaisdell
John A. Blaisdell, Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ John A. Blaisdell John A. Blaisdell	Trustee	March 25, 2013

INDEX TO EXHIBITS

(a)	Certificate of Trust of the Registrant.